                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 2, 2001


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-13845                  25-1761898
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



        1215 Manor Drive, Mechanicsburg, PA                         17055
      ----------------------------------------                   ----------
      (Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 4 pages.
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Item 5.  Other Events.

         On April 2, 2001, Balanced Care Corporation (the "Company") issued a press release announcing the engagement of Raymond James & Associates, Inc. to serve as its financial advisor. The press release is attached hereto as Exhibit
99.1 and is incorporated in its entirety by reference herein.

         On April 9, 2001, the Company issued a press release announcing that the Company had closed on a $27.8 million loan. The press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.

Item 7.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

                  Exhibit No.                        Description
                  -----------                        -----------
                  99.1                               Press Release dated April
                                                     2, 2001 (filed herewith)

                  99.2                               Press Release dated April
                                                     9, 2001 (filed herewith)


                               Page 2 of 4 pages.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Balanced Care Corporation

Date:  April 16, 2001               By:  /s/ Clint T. Fegan
                                         ---------------------------
                                             Clint T. Fegan
                                             Chief Financial Officer




                               Page 3 of 4 pages.
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                                  EXHIBIT INDEX

                  Exhibit No.                        Description
                  -----------                        -----------
                  99.1                               Press Release dated April
                                                     2, 2001 (filed herewith)

                  99.2                               Press Release dated April
                                                     9, 2001 (filed herewith)




                               Page 4 of 4 pages.